SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: September 2, 2003

Select Medical Corporation

(Exact name of registrant as specified in charter)

Delaware	001-31441	23-2872718
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4716 Old Gettysburg Road, P.O. Box 2034, Mechanicsburg, PA 17055

(Address of Principal Executive Offices) (Zip Code)

(717) 972-1100

(Registrant’s telephone number, including area code)

This Report on Form 8-K/A amends and supplements the report on Form 8-K filed by Select Medical Corporation on September 10, 2003 (the “Report on Form 8-K”) filed in connection with the acquisition of Kessler Rehabilitation Corporation. The Report on Form 8-K is being amended and supplemented solely to include the financial statements and pro forma financial information required by Item 7.

Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
CONSENT OF PRICEWATERHOUSECOOPERS LLP
CONSOLIDATED AUDITED FINANCIAL STATEMENTS 12/31/02
CONSOLIDATED UNAUDITED FIN. STATEMENTS 06/30/03
UNAUDITED PRO FORMA COMBINED FIN. INFO. 06/30/03

Item 7. Financial Statements and Exhibits

Item 7(a) is hereby amended and supplemented as follows:

(a)	Financial statements of business acquired.

Consolidated audited financial statements required by Item 7(a) of Form 8-K for Kessler Rehabilitation Corporation as of December 31, 2002 and for the year ended December 31, 2002 are set forth in Exhibit 99.1 to this amendment to Form 8-K, which exhibit is hereby incorporated herein by reference.

Consolidated unaudited financial statements required by Item 7(a) of Form 8-K for Kessler Rehabilitation Corporation as of June 30, 2003 and for the six months ended June 30, 2003 and June 30, 2002 are set forth in Exhibit 99.2 to this amendment to Form 8-K, which exhibit is hereby incorporated herein by reference.

Item 7(b) is hereby amended and supplemented as follows:

(b)	Pro forma financial information.

The unaudited pro forma combined financial information required by Item 7(b) of Form 8-K as of June 30, 2003 and for the six months ended June 30, 2003 and the year ended December 31, 2002 is set forth as Exhibit 99.3 to this amendment to Form 8-K, which exhibit is hereby incorporated herein by reference.

Item 7(c) is hereby amended and supplemented as follows:

(c)	Exhibits.

2.1	Stock Purchase Agreement, dated as of June 30, 2003, by and among Kessler Rehabilitation Corporation, Henry H. Kessler Foundation, Inc. and Select Medical Corporation, incorporated by reference to Exhibit 2.1 of Select’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (Select agrees to furnish supplementally copies of omitted exhibits and schedules to the Securities and Exchange Commission upon request).

2.2	Letter agreement, dated as of August 29, 2003, by and among Kessler Rehabilitation Corporation, Henry H. Kessler Foundation, Inc. and Select Medical Corporation, incorporated by reference to Exhibit 2.2 of Select’s Current Report on Form 8-K filed on September 10, 2003.

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Consolidated audited financial statements of Kessler Rehabilitation Corporation as of December 31, 2002 and for the year ended December 31, 2002.

99.2	Consolidated unaudited financial statements of Kessler Rehabilitation Corporation as of June 30, 2003 and for the six months ended June 30, 2003 and June 30, 2002.

99.3	Unaudited pro forma combined financial information as of June 30, 2003 and for the six months ended June 30, 2003 and the year ended December 31, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT MEDICAL CORPORATION

Date: November 7, 2003	By:	/s/ Scott A. Romberger

Name: Scott A. Romberger
Title: Vice President, Chief Accounting
Officer and Controller

EXHIBIT INDEX

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated as of June 30, 2003, by and among Kessler Rehabilitation Corporation, Henry H. Kessler Foundation, Inc. and Select Medical Corporation, incorporated by reference to Exhibit 2.1 of Select’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (Select agrees to furnish supplementally copies of omitted exhibits and schedules to the Securities and Exchange Commission upon request).

2.2	Letter agreement, dated as of August 29, 2003, by and among Kessler Rehabilitation Corporation, Henry H. Kessler Foundation, Inc. and Select Medical Corporation, incorporated by reference to Exhibit 2.2 of Select’s Current Report on Form 8-K filed on September 10, 2003.

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Consolidated audited financial statements of Kessler Rehabilitation Corporation as of December 31, 2002 and for the year ended December 31, 2002.

99.2	Consolidated unaudited financial statements of Kessler Rehabilitation Corporation as of June 30, 2003 and for the six months ended June 30, 2003 and June 30, 2002.

99.3	Unaudited pro forma combined financial information as of June 30, 2003 and for the six months ended June 30, 2003 and the year ended December 31, 2002.